                        CAPITAL CONTRIBUTION AGREEMENT

          THIS CAPITAL CONTRIBUTION AGREEMENT dated as of August __, 1998 is made and entered into by and between Imperial Financial Group, Inc., a Delaware corporation ("IFG") and Crown American Bank, a California industrial loan corporation ("Crown"), on the one hand, and Imperial Bank, a California banking corporation (the "Bank"), and Imperial Bancorp, a California corporation ("Imperial Bancorp"), on the other hand, with reference to the following:

          A. The Bank owns all of the issued and outstanding Class A Common Stock, no par value, of IFG ("IFG Class A Common").

          B. The Bank is the owner of all of the outstanding shares of capital stock of Imperial Trust Company, a California licensed trust company ("Trust Co."), 8,941,106 shares of common stock (the "ICII Stock") of Imperial Credit Industries, Inc. ("ICII"), all rights under that certain Agreement dated as of August 3, 1998 between IFG and Bear, Stearns & Co. Inc., all of the outstanding equity securities of Crown, and all of the assets comprising an operating division known as the Lewis Horwitz Organization. The foregoing securities and assets are collectively referred to as the "Contributed Assets".

          C. The Bank has contributed the SBA Division (as defined herein) to Crown and upon the Distribution will contribute 100% of the equity securities of Crown and the remaining Contributed Assets to IFG.

          D. IFG wishes to accept the Contributed Assets as a contribution to capital.

          E. Thereafter, the Bank wishes to distribute the IFG Class A Common to Imperial Bancorp.

          F. Imperial Bancorp then wishes to distribute the IFG Class A Common to holders of shares of Imperial Bancorp common stock in accordance with the provisions of this Agreement.

          G. It is intended that for United States federal income tax purposes the Distribution shall qualify as a tax-free distribution pursuant to the provisions of Section 355 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                   ARTICLE I


                              CERTAIN DEFINITIONS

          When used in this Agreement, the following terms shall have the respective meanings set forth below:

          "Affiliate" shall mean with respect to any person or entity (i) a person or entity directly or indirectly controlling, controlled by or under common control with such person or entity; (ii) a person or entity owning or controlling 10% or more of the outstanding voting securities of such person or entity; or (iii) an officer, director or partner of such person or entity. When the Affiliate is an officer, director or partner of such person or entity, any other person or entity for which the Affiliate acts in that capacity shall also be considered an Affiliate. For these purposes, control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall mean the distribution agent to be appointed by Imperial Bancorp to distribute the shares of IFG Class A Common in the Distribution.

          "Agreement" shall mean this Capital Contribution Agreement, including all exhibits hereto, as the same may hereafter be amended, modified or supplemented from time to time.

          "Asset" shall mean any and all right, title and interest in and to all of the rights, properties, assets, claims, Contracts and businesses of every kind, character and description, whether real, personal or mixed, whether tangible or intangible, whether accrued, contingent or otherwise, and wherever located but, except as reflected on the Opening IFG Balance Sheet, excluding all cash and cash equivalents. Without limitation, the term Assets shall include
(i) notes, prepaid expenses and accounts receivable (whether current or non-current); (ii) all capital stock, partnership interests and other equity or ownership interests or rights, directly or indirectly, in any entity; (iii) all investment securities including, without limitation, debentures, evidences of indebtedness, certificates of interest or participation, collateral trust certificates, preorganization certificates or subscriptions, investment contracts, foreign currency and interest rate contracts (including, without limitation, forward, option, cap and swap contracts), trust certificates, puts, calls, straddles, options and other securities or hedging arrangements of any kind; (iv) all registered and unregistered trademarks, service marks, service names, trade styles and trade names (including, without limitation, trade dress and other names, marks and slogans) and all associated goodwill; all statutory, common law and registered copyrights; all patents; all applications for any of the foregoing together with all rights to use all of the foregoing and all other rights in, to, and under the foregoing; all know-how, inventions, discoveries, improvements, processes, formulae (secret or otherwise), specifications, trade secrets, whether patentable or not, licenses and other similar agreements, confidential information, and all drawings, records, books or other indicia, however evidenced, of the foregoing; (v) all Contracts and rights existing thereunder and under all other business arrangements; (vi) all interests in real estate and all plants, buildings and other improvements thereon; (vii) all leasehold improvements and all equipment (including all transportation and office equipment), fixtures, trade fixtures and furniture; (viii) all supplies and other tangible property of any kind; (ix) all computer hardware, software, computer programs, systems and codes and documentation relating thereto and all databases and reference and resource materials; (x) all prepayments of prepaid expenses; (xi) all claims, causes of action, choses in action, rights under express or implied warranties, rights of recovery and rights of set-off of any kind (collectively "Claims"); (xii) all customer lists and records pertaining to customers and accounts, personnel records, all fiats and records pertaining to suppliers and agents, and all books, ledgers, files and business records of every kind; (xiii) all advertising materials and all other printed or written materials; (xiv) all permits, consents, licenses, approvals and authorizations issued by any Authority or third party; (xv) all goodwill as a going concern and all other intangible properties; and (xvi) all employee contracts, including, without limitation, the right thereunder to restrict the employee from competing in certain respects.

          "Authority" shall mean any governmental, regulatory or administrative body, agency or authority, any court of judicial authority, any arbitrator or any public, private or industry regulatory authority, whether international, national, Federal, state or local.

          "Bank Documents" shall mean this Agreement and all other agreements and instruments to be executed by the Bank or Imperial Bancorp in connection with this Agreement.

          "Closing" shall mean the consummation of the transactions contemplated in this Agreement

          "Closing Date" shall mean the date upon which the Closing occurs.

          "Contract" shall mean any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment, written or oral, that is binding on any person or entity or any part of its property under Law.

          "Contributed Assets" shall have the meaning ascribed to such term in Recital B hereof.

          "Crown" shall mean Crown American Bank, a California industrial loan company.

          "Distribution" shall mean (i) the distribution of IFG Class A Common to Imperial Bancorp by the Bank and, immediately thereafter, (ii) the distribution of IFG Class A Common to holders of shares of Imperial Bancorp Common Stock to be effected on the basis of one share of IFG Class A Common for every two shares of Imperial Bancorp Common Stock held of record as of the Record Date.

          "Distribution Time" shall mean the date and time as of which the Distribution shall be effected, as determined by the respective Boards of Directors of the Bank and Imperial Bancorp.

          "Effective Time" shall mean 12:01 a.m. Los Angeles time on the Closing Date.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

          "Form 10" shall mean the Registration Statement on Form 10 (Commission File No. 1-135971) of IFG initially filed under the Securities Exchange Act of 1934 on November 10, 1997 and all amendments thereto.

          "IFG Businesses" means the businesses conducted on, prior to or after the Effective Time by IFG, the LHO Division, the SBA Division, Trust Co. or Crown.

          "IFG Employees" shall mean those persons listed on Exhibit "A" attached hereto.

          "Imperial Bancorp Common Stock" shall mean the Common Stock, no par value per share, of Imperial Bancorp.

          "Information Statement" shall mean the information statement to be sent to the holders of Imperial Bancorp Common Stock in connection with the Distribution.

          "Law" shall mean any law, statute, regulation, ordinance, requirement, announcement or other binding action or requirement of an Authority.

          "Liability" shall mean, with respect to any person or entity, any direct or indirect liability (whether absolute, accrued or unaccrued, contingent, liquidated or unliquidated, matured or unmatured, reflected on a balance sheet (or in the notes thereto) or otherwise, and whether known or unknown), indebtedness, obligation, expense, claim, deficiency, guarantee or endorsement of or by such person or entity (including without limitation, those arising under any Law or pending or future Order, and those arising under any Contract or undertaking).

          "LHO Division" shall mean all of the Assets and Liabilities relating to or arising out of the Bank's operating division known as the Lewis Horwitz Organization, as such division is described under the heading "LHO" in the Form
10. The material Contracts relating to the LHO Division include those listed on Exhibit "B".

          "Losses" shall have the meaning ascribed to it in Section 12.1.

          "Opening IFG Balance Sheet" shall mean the balance sheet of IFG as of the Effective Time reflecting the contribution transactions contemplated by this Agreement.

          "Order" shall mean any decree, order, judgment, writ, award, injunction, rule or consent of or by an Authority.

          "Record Date" shall mean the close of business on the date to be determined by the Board of Directors of Imperial Bancorp, as the record date for determining shareholders of Imperial Bancorp entitled to receive the Distribution.

          "Ruling" shall mean the favorable ruling requested by the Ruling Request.

          "Ruling Request" shall mean that certain Request for Ruling submitted by KPMG Peat Marwick LLP on behalf of Imperial Bancorp dated April 11, 1997, as modified, supplemented or amended, requesting a favorable ruling from the Internal Revenue Service to the effect that certain "spin off" transactions, including the transactions contemplated by this Agreement, will not be taxable to Imperial Bancorp, its shareholders or the Bank.

          "SBA Division" shall mean all of the Assets and Liabilities relating to or arising out of the Bank's small business administration lending group division, as such division is described under the heading "CAB" in the Form 10. The material Contracts relating to the LHO Division include those listed on Exhibit "C".

          "Services Agreement" shall mean the Services Agreement dated as of the date hereof between the Bank and IFG.

          "Tax Sharing Agreement" shall mean that certain Tax Sharing Agreement dated as of the date hereof between Imperial Bancorp and IFG.

          "Taxes" shall have the meaning ascribed to it in the Tax Sharing Agreement.

          "Transferee Documents" shall mean this Agreement and all other agreements and instruments to be executed and delivered by IFG, Crown and/or Trust Co. in connection with this Agreement.

                                   ARTICLE II


                                  CONTRIBUTION

          2.1 Contribution by the Bank. Subject to, and in reliance upon the representations, warranties, terms and conditions of this Agreement, at the Closing (as defined below):

               (a) the SBA Division shall have been contributed by the Bank to the capital of Crown; and

               (b) the Bank shall contribute the following to the capital of
IFG:

                    (i) all of the issued and all outstanding securities of Crown;

                    (ii) all of the ICII Stock owned beneficially and of record at the Closing by the Bank;

                    (iii) all of the issued and outstanding securities of Trust Co.; and

                    (iv)  the LHO Division.

Except as set forth herein, the foregoing Contributed Assets are being assigned and quit claimed on an "as is", "where is" basis and without any representation or warranty of any kind whatsoever.

          Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not constitute an agreement to assign, convey or transfer any action, claim or other Liability, Asset or Contract or any claim or right or any benefit arising thereunder or resulting therefrom as to which (x) a prior right of assignment, conveyance or transfer exists which has not been waived as of immediately prior to the Effective Time or (y) any consent to assignment, conveyance or transfer thereof is required but has not been obtained as of immediately prior to the Effective Time. Subject to the preceding sentence and the provisions of Section 15.2, to the extent that any such assignment and transfer shall not have been so consummated as of immediately prior to the Effective Time, the parties shall use their commercially reasonable efforts to effect such consummation as promptly thereafter as shall be practicable, and as between IFG and the Bank, effective as of immediately prior to the Effective Time, the Bank shall be deemed to have contributed to Crown and IFG (as applicable), and such entity shall have and be deemed to have obtained, complete and sole beneficial ownership over all of the Contributed Assets to be contributed to such entity, together with all of the rights, powers and privileges incident thereto which are held by the Bank, and such entity shall be deemed to have assumed, effective as of immediately prior to the Effective Time, in accordance with the terms of this Agreement all of the Liabilities to be assumed by it pursuant to Article III hereto and all of the duties, obligations and responsibilities of the Bank incident thereto, whether or not all instruments of transfer and assumption shall have been executed and delivered.

          2.2  Net Book Value. The parties agree and accept the Opening IFG
               --------------
Balance Sheet, including the value of all reserves shown thereon, which shall be calculated after giving effect to the sharing of Transaction Taxes (as defined in the Tax Sharing Agreement) and the other transaction costs relating to the Distribution.

          2.3  Prorations.  All ordinary and day-to-day expenses and obligations
               ----------
related to the Contributed Assets (other than employee related sick pay expenses) to be acquired by IFG and Crown pursuant to the terms of this Agreement will be prorated as of the Effective Time, with the Bank being responsible for that portion relating to the period prior thereto and IFG and/or Crown (as applicable) being responsible for that portion relating to the period subsequent thereto. A final determination of the prorations and other adjustments pursuant to the provisions of this Section 2.3 shall be made by the Bank with the full cooperation of Crown and IFG, and a statement thereof prepared by the Bank and certified to by its Chief Financial Officer shall be delivered to IFG not later than 45 days after the Closing Date. Such statement shall contain a reasonably-detailed breakdown of each proration and shall be accompanied by supporting documentation if such documentation is reasonably available to the Bank. IFG shall review such statement and if IFG disapproves of any determination contained in such statement it shall give the Bank written notice stating its objections thereto and identifying the reasons therefor within 30 days after receipt of such statement. The Bank and IFG shall then attempt to agree on the amount of each determination to which any party objects within 15 days thereafter. The payment required under the statement shall be made by the party responsible therefor to the other party promptly and in any event within 20 days after the parties agree to the applicable proration and shall be made by check. If any item contemplated by this Section 2.3 cannot be prorated as of the date the statement is otherwise required to be delivered, then it shall be separately prorated as soon as possible thereafter with payment of an amount equal to the amount charged against either party being paid by that party to the other by check within five days after determination of the charge. Any disagreement between the Bank and IFG respecting prorations shall be settled by KPMG Peat Marwick, whose determination shall be final, absent manifest error.

                                  ARTICLE III


                           ASSUMPTION OF LIABILITIES

          3.1  Liabilities Assumed.
               -------------------

               (a) Subject to Sections 2.3 and 3.2, Crown shall assume, perform, discharge and pay when due all Liabilities relating to or arising out of the SBA Division whether such Liabilities arose prior to, or arise on or after the Effective Time and whether or not such Liabilities are reflected in the Opening IFG Balance Sheet.

               (b) Subject to Sections 2.3 and 3.2, IFG shall, from and after the Effective Time, assume, perform, discharge and pay (or cause to be assumed, performed, discharged and paid) when due all Liabilities relating to or arising out of the Contributed Assets whether such Liabilities arose prior to, or arise on or after the Effective Time and whether or not such Liabilities are reflected in the Opening IFG Balance Sheet. Except as contemplated in Sections 2.3 and 3.2, such Liabilities shall include all Liabilities relating to or arising out of the following:

                    (i) all past and present employment relationships and contracts of IFG Employees, including all accrued vacation, sick leave and other benefits;

                    (ii) loans relating to the IFG Businesses, heretofore sold individually or as part of a pool to any third party; and

                    (iii) all Liabilities relating to that certain Consulting Agreement, dated as of November 1, 1991, between the Bank and Second Southern Corp.

               (c) Subject to Section 3.2 below, the Bank shall, from and after the Effective Time, perform, discharge and pay when due, and remain liable for, as the case may be, all Liabilities relating to or arising out of any business or Assets other than the Contributed Assets, whether such Liabilities arose prior, to, or arise on or after the Effective Time, including, without limitations, the loans set forth on Exhibit "D" attached hereto.

                   It is the intention of the parties that the foregoing assumption of Liabilities be construed in the broadest sense as if Crown and IFG were stand-alone companies owning their respective Contributed Assets from the inception of all business activities relating to or arising out of the Contributed Assets.

          3.2  Liabilities for Taxes.  The provisions of this Agreement relating
               ---------------------
to the assumption of Liabilities shall not apply to Liabilities relating to Taxes, which shall be governed by the Tax Sharing Agreement.

          3.3  Transaction Suits.
               -----------------

               (a) Following the date hereof, in the event that any action, claim, suit, arbitration, inquiry, proceeding or investigation by or before any Authority is commenced against the Bank, Imperial Bancorp or IFG, or any of their respective Affiliates challenging the transactions contemplated by this Agreement ("Transaction Suits"), such Transaction Suits shall be deemed a Liability of the Bank not assumed by IFG pursuant to Section 3.1 hereof.

               (b) Following the Distribution Time, IFG shall be entitled to participate in the defense of each Transaction Suit to which it or any of its subsidiaries or any of their respective officers, directors, employees or consultants is a party and to employ counsel of its choice and at its sole cost and expense to assist in the handling of such suit. Following the Distribution Time, Imperial Bancorp shall not settle any Transaction Suite to which IFG or any such person or entity is a party, without the prior written consent of IFG (which consent shall not be unreasonably withheld), unless such settlement (i) includes a complete release of IFG or such other person or entity, as the case may be, and (ii) does not require IFG to make any payment or forego or take any action.

                                   ARTICLE IV


                                    CLOSING

          4.1  Time and Place.  The closing of the transactions contemplated
               --------------
hereby shall take place at a location mutually agreed upon by the parties at 10:00 a.m. local time on October 1, 1998 (the "Closing").

          4.2  Transactions at Closing.  At Closing, the following acts and
               -----------------------
deliveries shall occur:

               (a) The Bank shall deliver the appropriate stock assignment, bills of sale and other instruments of conveyance respecting the Contributed Assets in form and substance satisfactory to legal counsel to IFG;

               (b) the Bank and IFG shall execute and deliver the Services Agreement;

               (c) Imperial Bancorp and IFG shall execute and deliver the Tax Sharing Agreement;

               (d) Imperial Bancorp shall deliver to the Agent a share certificate or certificates issued to Imperial Bancorp by IFG, representing all of the outstanding shares of IFG Class A Common to be distributed in connection with the payment of the Distribution;

               (e) Imperial Bank shall distribute as of the Distribution Time to Imperial Bancorp, as its sole stockholder, all of the outstanding shares of IFG Class A Common;

               (f) Imperial Bancorp shall instruct the Agent to distribute, as of the Distribution Time, to holders of record of Imperial Bancorp Common Stock on the Record Date, one share of IFG Class A Common in respect of each two shares of Imperial Bancorp Common Stock held by such holders of record of Imperial Bancorp Common Stock on the Record Date; and

               (g) IFG, the Bank and Imperial Bancorp shall deliver the certificates referenced in Article VIII.

The foregoing transactions shall be deemed to occur simultaneously at the Closing.

                                   ARTICLE V

                       REPRESENTATIONS AND WARRANTIES OF
                         THE BANK AND IMPERIAL BANCORP

          The Bank and Imperial Bancorp hereby jointly and severally represent and warrant to IFG that:

          5.1  Due Incorporation.  Each of the Bank and Imperial Bancorp is duly
               -----------------
organized, validly existing and in good standing under the laws of the State of California.

          5.2  Authority to Execute and Perform Agreements.  Each of the Bank
               -------------------------------------------
and Imperial Bancorp has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and all of the other Bank Documents and to perform its obligations hereunder and thereunder.

          5.3  Due Authorization; Enforceability.  Each of the Bank and Imperial
               ---------------------------------
Bancorp has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and all of the other Bank Documents and to consummate the transactions contemplated herein and therein. This Agreement is, and as of the Closing Date, the other Bank Documents will be, the legal, valid and binding obligations of the Bank and Imperial Bancorp, enforceable in accordance with their respective terms.

          5.4  No Violation. Neither the execution or delivery by the Bank or
               ------------
Imperial Bancorp of this Agreement or any of the Bank Documents nor the consummation of the transactions contemplated herein or therein will violate any provision of the Articles of Incorporation, bylaws or other charter documents of the Bank or Imperial Bancorp, any Order or any, to the best knowledge of Bank and Imperial Bancorp, Contracts of the Bank or Imperial Bancorp not transferred to IFG or its subsidiaries as part of the Contributed Assets.

          5.5  Regulatory Approvals. All consents, approvals, authorizations and
               --------------------
other requirements described by any Law or Order or third person which must be obtained or satisfied by the Bank or Imperial Bancorp and which are necessary for the execution and delivery by the Bank or Imperial Bancorp of this Agreement and all other Bank Documents and the consummation of the transactions contemplated by this Agreement will be obtained and satisfied prior to the Closing, other than those consents, approvals, authorizations or other requirements, the failure of which to obtain or satisfy would not have a material adverse effect on the IFG Businesses; provided, however, that no representation is made hereunder with respect to consents of third persons that pertain to Contracts constituting Contributed Assets.

          5.6  Litigation.  Except as set forth on Exhibit "E", there are no
               ----------
actions, suits, hearings or proceedings of any kind pending, or to the knowledge of the office of the General

Counsel of the Bank and Imperial Bancorp, threatened, before or by any Authority that relate to, or arise from or are in any way connected with, the Contributed Assets.

          5.7  Title to Contributed Assets.  The Bank has, and immediately
               ---------------------------
following the Effective Date, IFG will have, good, valid and marketable title to, or a valid leasehold, license or other appropriate interest in, all of the Contributed Assets, in each case free and clear of all liens, charges, security interests, mortgages or other encumbrances of any nature whatsoever, other than liens for taxes not yet due and payable.

          5.8  Representations and Warranties on Closing. The representations
               -----------------------------------------
and warranties contained in this Article V shall be true and complete in all material respects at and as of the Effective Time with the same force and effect as though such representations and warranties had been made at and as of the Effective Time.

                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF IFG

          IFG represents and warrants to the Bank and Imperial Bancorp as follows:

          6.1  Due Incorporation. IFG is a corporation duly organized, validly
               -----------------
existing and in good standing under the Laws of its jurisdiction of incorporation.

          6.2  Authority to Execute and Perform Agreements.  IFG has all
               -------------------------------------------
requisite power, authority and approval required to enter into, execute and deliver this Agreement and the other Transferee Documents and to perform fully its obligations hereunder and thereunder.

          6.3  Due Authorization: Enforceability. IFG has taken all actions
               ---------------------------------
necessary to authorize it to enter into and perform its obligations under this Agreement and all other Transferee Documents and to consummate the transactions contemplated herein and therein. This Agreement is, and as of the Closing Date, such other Transferee Documents will be, the legal, valid and binding obligations of IFG, enforceable in accordance with their respective terms.

          6.4  No Violation. Neither the execution and delivery of this
               ------------
Agreement and all other Transferee Documents nor the consummation of the transactions contemplated herein and therein will violate any provision of the charter documents of IFG or Crown.

          6.5  Regulatory Approvals. All consents, approvals, authorizations and
               --------------------
other requirements prescribed by any Law or Order or which must be obtained or satisfied by IFG and Crown and which are necessary for the execution and delivery by IFG of this Agreement and all other Transferee Documents and the consummation of the transactions contemplated by this Agreement will be obtained and satisfied prior to the Closing, other than those consents, approvals, authorizations or other requirements, the failure of which to obtain or satisfy would not have material adverse effect on Imperial Bancorp or the Bank.

          6.6  Representations and Warranties on Closing Date. The
               ----------------------------------------------
representations and warranties contained in this Article VI shall be true and complete at and as of the Effective Time with the same force and effect as though such representations and warranties had been made at and as of the Effective Time.

                                  ARTICLE VII

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                             OF EACH PARTY TO CLOSE

          The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing of all of the conditions set forth below in this Article VII. The parties may waive any or all of such conditions in whole or in part without prior notice; provided, however, that no such waiver shall constitute a waiver by any party of any other right or remedy if any other party shall be in default of any of its respective representations, warranties or covenants contained in this Agreement.

          7.1  No Action or Proceeding. No action, suit or proceeding shall have
               -----------------------
been instituted or threatened before any Authority seeking to challenge or restrain the transactions contemplated herein which presents a substantial risk that such transactions will be restrained or that either party hereto may suffer material damages or other relief as a result of consummating such transactions.

          7.2  Compliance With Law. The transactions contemplated hereby shall
               -------------------
be in compliance in all material respects with all applicable federal and state securities laws and the Form 10 shall have been declared effective under the Exchange Act by the SEC.

          7.3  Declaration of Distribution. The Distribution shall have been
               ---------------------------
declared and the Record Date shall have been set by Imperial Bancorp's Board of Directors.

          7.4  Acceptance for Listing. The IFG Class A Common shall have been
               ----------------------
accepted for listing for quotation on the New York Stock Exchange.

          7.5  Consents and Approvals. All consents of, approvals of, notices
               ----------------------
to, and filings with, any Authority or any other person or entity necessary to consummate the transactions contemplated hereby shall have been obtained and be in full force and effect, other than consents, approvals, notices or filings, the failure of which to obtain or satisfy would not have a material adverse effect on IFG or the Bank.

          7.6  Credit Agreement. The credit agreements to be entered into by
               ----------------
Bank and assumed by IFG as contemplated by the Information Statement shall be in place and all conditions to borrowing thereunder shall have been satisfied.

          7.7  Ruling Request. The Ruling shall have been issued and approved by
               --------------
the parties hereto.

          7.8  Opening IFG Balance Sheet.  The parties shall have approved the
               -------------------------
Opening IFG Balance Sheet which approval shall be final and binding on the parties. Such Opening IFG Balance Sheet shall reflect a net book value as contemplated in the Form 10 which shall equal a net book value of $27,000,000 plus the after-tax book value of the ICII Stock.

                                  ARTICLE VIII

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                                OF IFG TO CLOSE

          The obligation of IFG to consummate the transactions contemplated herein shall be subject to the fulfillment, at or before the Closing Date, of all of the conditions set forth below in this Article VIII. IFG may waive any or all of such conditions in whole or in part without prior notice; provided, however, that no such waiver shall constitute a waiver by IFG of any right or remedy otherwise available to it if the Bank or Imperial Bancorp shall be in default of any of its representation, warranties or covenants contained in this Agreement.

          8.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Bank and Imperial Bancorp contained in this Agreement and in any Bank Document shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date and the Bank and Imperial Bancorp shall have delivered a certificate to IFG to that effect dated the Closing Date.

          8.2  Performance of Covenants.  Each obligation of the Bank and
               ------------------------
Imperial Bancorp to be performed by it on or before the Closing Date pursuant to the terms of this Agreement and any Bank Document shall have been duly performed on or before the Closing Date and the Bank and Imperial Bancorp shall have delivered a certificate to IFG to that effect dated the Closing Date.

          8.3  Certain Agreements and Instruments.  IFG and Crown shall have
               ----------------------------------
received at the Closing the agreements, documents and instruments referred to in
Article IV to be delivered to each of them by the Bank and Imperial Bancorp at the Closing.

                                   ARTICLE IX

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                   OF THE BANK AND IMPERIAL BANCORP TO CLOSE

          The obligation of the Bank and Imperial Bancorp to consummate the transactions contemplated herein shall be subject to the fulfillment, at or before the Closing Date, of all the conditions set forth below in this Article
IX. The Bank and Imperial Bancorp may waive any or all of such conditions in whole or in part without prior notice; provided, however, that no such waiver shall constitute a waiver by the Bank or Imperial Bancorp of any right or remedy otherwise available to either of them if IFG shall be in default of any of its representations, warranties or covenants contained in this Agreement.

          9.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of IFG contained in this Agreement and in any Transferee Document shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date and

IFG shall have delivered a certificate to the Bank and Imperial Bancorp to that effect dated the Closing Date.

          9.2  Performance of Covenants.  Each of the obligations of IFG to be
               ------------------------
performed by it on or before the Closing Date pursuant to the terms of this Agreement and any Transferee Document shall have been duly performed on or before the Closing Date and IFG shall have delivered a certificate to the Bank and Imperial Bancorp to that effect dated the Closing Date.

          9.3  Certain Agreements and Instruments.  Bank shall have received at
               ----------------------------------
the Closing the agreements, documents and instruments referred to in Article IV to be delivered to the Bank and Imperial Bancorp by IFG at the Closing.

                                   ARTICLE X

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                                 OF THE PARTIES

          Each representation, warranty, covenant and agreement of any party hereto contained herein or in any Bank Document or Transferee Document shall survive the execution and delivery of this Agreement and the Closing.

                                   ARTICLE XI

             COVENANTS AND AGREEMENTS OF THE PARTIES AFTER CLOSING

          11.1  Competitive Activities. Each of the parties acknowledges that
                ----------------------
each of them will be in competition with one another from and after the Effective Time and that there exist no express or implied covenants or agreements whatsoever regarding competition or use of confidential or proprietary information in respect of a party's historical activities, except to the extent such use is prohibited or restricted by applicable Law. Notwithstanding the foregoing, except as contemplated by Section 3.1, no party shall hire or otherwise engage in a compensatory relationship with any employee of any other party for a period of 24 months following the Closing Date.

          11.2  Dispute Assistance. If, after the Effective Time, any dispute
                ------------------
arises between a third party and a party hereto (the "Affected Party"), or its successors-in-interest, with respect to the business, operations or assets comprising the Contributed Assets, each party shall cooperate with the Affected Party, or its successors-in-interest, at no cost to the Affected Party or its successors-in-interest in the resolution of such dispute; provided, however, that a party's agreement so to cooperate shall not be deemed an acceptance by such party of any liability arising from such dispute, as to which the other provisions of this Agreement shall control. Without limiting the generality of the foregoing, a party shall make available to the Affected Party or its successors-in-interest (i) any and all files and business records in a party's custody or control which, in the reasonable opinion of the Affected Party, or its successors-in-interest, may be necessary or useful in connection with such litigation or resolution of such dispute and (ii) any and all individuals employed by a party whose testimony or knowledge, in the opinion of the Affected

Party or its successors-in-interest, may be necessary or useful in such litigation or resolution of such dispute.

          11.3  IFG Employees. As of the Effective Time, IFG or Crown shall hire
                -------------
the IFG Employees. As of the Effective Time, stock options held by such employees to purchase Imperial Bancorp Common Stock shall be canceled and IFG shall issue to such employees options to acquire shares of IFG Class A Common Stock, as determined by IFG in its sole discretion. Such options shall be upon terms and conditions similar to those of the canceled options to acquire Imperial Bancorp Common Stock, such that the IFG employees receive an economic position in IFG equivalent to the prior economic position in Imperial Bancorp attributable to the canceled Imperial Bancorp stock options.

          11.4  Insurance.  Each of the Bank and Imperial Bancorp covenant and
                ---------
agree that, following the Effective Time, it shall maintain in full force and effect all insurance policies applicable to Trust Co., the SBA Division and the LHO Division until the current expiration dates of such policies. Bank shall provide IFG with written notification no less than 45 days prior to the expiration of any such policy.

                                  ARTICLE XII

                                INDEMNIFICATION

          12.1  Indemnification by the Bank. Notwithstanding any other provision
                ---------------------------
in this Agreement, the Bank shall indemnify, defend and hold harmless (i) IFG and Crown, (ii) each of their respective successors and assigns, and (iii) each of their respective Affiliates, shareholders, directors, officers, employees, agents, attorneys and representatives, from and against any and all losses, damages, awards, judgments, costs and expenses and other payments including, without limitation, all costs and expenses of investigating any claim, lawsuit or arbitration and any appeal therefrom, all reasonable attorneys' fees incurred in connection therewith, and all amounts paid incident to any compromise or settlement of any such claim, lawsuit or arbitration (collectively "Losses") which may be incurred or suffered by any such party and which may arise out of or result from:

          (a) any breach of any representation, warranty, covenant or agreement of the Bank or Imperial Bancorp contained in this Agreement or in any other Bank Document;

          (b) any Liability other than a Liability assumed by IFG or Crown pursuant to Section 3.1, including, but not limited to, any Liability arising from any Transaction Suit and any Liability with respect to any third party arising out of any actual or alleged misstatement or omission of material fact by the Bank or Imperial Bancorp in connection with the Form 10, including the Information Statement set forth therein, ; and

          (c) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incurred in enforcing this indemnity.

          12.2  Indemnification by IFG.  Notwithstanding any other provision in
                ----------------------
this Agreement, IFG shall indemnify, defend and hold harmless (i) Imperial Bancorp, (ii) the Bank, (iii) each of their respective successors and assigns (other than IFG and Crown), and (iv) each of their respective Affiliates, shareholders, directors, officers, employees, agents, attorneys, beneficiaries and representatives, from and against any and all Losses which may be incurred or suffered by any such party and which arise out of or result from:

               (a) any breach of any representation, warranty, covenant or agreement of IFG contained in this Agreement or in any other Transferee Document;

               (b) any Liability assumed by IFG or Crown pursuant to Section
3.1;

               (c) the operation or conduct of the LHO Division, the SBA Division or Trust Co. or the ownership of the assets relating thereto and the other Contributed Assets or any part thereof on, prior to or following the Effective Time;

               (d) any liability with respect to third party arising out of the formation, syndication, capitalization, licensing, obtaining regulatory approvals or funding of IFG or Crown, including, without limitation, any actual or alleged misstatement or omission of material fact in connection with said formation, syndication, capitalization, licensing, regulatory approval process or funding of IFG or Crown, except with respect to (i) any Liability arising from any Transaction Suit, (ii) any Liability with respect to any third party arising out of any actual or alleged misstatement or omission of material fact by the Bank or Imperial Bancorp in connection with the Form 10, including the Information Statement set forth therein, and (iii) any Liability with respect to any third party arising out of any actual or alleged misstatement or ommission of material fact by the Bank or Imperial Bancorp in connection with the formation, syndication, capitalization, licensing, obtaining regulatory approvals or funding of Crown;

               (e) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incurred in enforcing this indemnity.

          12.3  Notice to Indemnifying Party.  If any party (the "Indemnified
                ----------------------------
Party") receives notice of any claim or other commencement of any action or proceeding by a third party with respect to which any other party (or parties) (the "Indemnifying Party") is obligated to provide indemnification pursuant to Sections 12.1 or 12.2, the Indemnified Party shall promptly give the Indemnifying Party, written notice thereof which notice shall specify, if known, the amount or an estimate of the amount of the Liability arising therefrom; provided that no delay on the part of the Indemnified Party in giving such notice shall relieve the Indemnifying Party of any indemnification obligation hereunder except to the extent that the Indemnifying Party is materially prejudiced by such delay.

          12.4  Defense by Indemnifying Party. In connection with any claim
                -----------------------------
giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party delivered within 30 days after receipt by the

Indemnifying Party of a notice for a claim for indemnification, assume the defense of any such claim or legal proceeding using counsel of its choice (subject to the approval of the Indemnified Party, which approval may not be unreasonably withheld). The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense; provided, however, that if there exists a material conflict of interest between the Indemnifying Party (or any constituent party thereof) and the Indemnified Party, the Indemnified Party (or any constituent party thereof) shall have the right to engage separate counsel, the reasonable costs and expenses of which shall be paid by the Indemnifying Party, but in no event shall the Indemnifying Party be liable for the costs and expenses of more than one such separate counsel (and one local counsel, as necessary). Notwithstanding the foregoing, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, (i) settle or compromise any such claim or litigation or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such claim or litigation or (ii) settle or compromise any claim or litigation in any manner that would be reasonably likely to have a material adverse effect on the Indemnified Party.

          12.5  Defense by Indemnified Party. If the Indemnifying Party does not
                ----------------------------
assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may defend against such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense; provided, however, that the Indemnified Party may not compromise or settle any such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If the Indemnifying Party thereafter seeks to question the manner in which the Indemnified Party defended such third-party claim, the Indemnifying Party shall have the burden to prove by a preponderance of the evidence that the Indemnified Party did not defend such third-party claim in a reasonably prudent manner.

          12.6  Indemnity for Insured Liabilities. Notwithstanding anything to
                ---------------------------------
the contrary set forth in this Agreement, no Liability, or part thereof, which is covered by insurance shall be deemed assumed by IFG or subject to any indemnity hereunder by IFG to the extent of applicable insurance coverage. It is the express intention of the parties that no transaction contemplated by this Agreement eliminate or reduce insurance coverage available to any party hereto with respect to a Liability.

          12.7  Internal Revenue Service Forms. Pursuant to the ''Alternative
                ------------------------------
Procedure" provided in Section 5 of Revenue Procedure 96-60, 1996-53, I.R.B. 24, with respect to preparing, filing and furnishing the Internal Revenue Service Forms W-2, W-3, 941 and W-5, (i) the Bank and IFG shall report, on a ''predecessor-successor" basis as set forth therein, (ii) the Bank shall be relieved from furnishing Forms W-2 to the IFG Employees and (iii) IFG shall assume the obligation of IFG to furnish such forms to the IFG Employees for the full 1998 calendar year.

                                  ARTICLE XIII

                              EXPENSES; PUBLICITY

          13.1  Expenses of Transfer. Except as provided in the Tax Sharing
                --------------------
Agreement, IFG, on the one hand, and the Bank and Imperial Bancorp, on the other hand, shall share equally all expenses incurred by all parties hereto in connection with the negotiation and preparation of this Agreement, the Bank Documents and the Transferee Documents and the consummation and performance of the transactions contemplated herein.

          13.2  Publicity. No publicity release or announcement concerning this
                ---------
Agreement or the transactions contemplated herein shall be issued without advance written approval of the form and substance thereof by all parties hereto; provided, however, that such restrictions shall not apply to any disclosure required by regulatory Authorities, applicable Law or the rules of any securities exchange which may be applicable.

                                  ARTICLE XIV

                      RESOLUTION OF DISPUTES BY REFERENCE

          14.1  In General. Subject to Section 15.3, other than the appointment
                ----------
of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of
                                              -- ---
Civil Procedure, or their successor section ("CCP" ), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court").

          14.2  Referee; Procedural Matters. The referee shall be a retired
                ---------------------------
Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP (S) 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP (S)644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial.

          14.3  Discovery. All discovery permitted by this Agreement shall be
                ---------
completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

          14.4  Conduct of Proceeding.
                ---------------------

                (a) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

                (b) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a difference judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

          14.5  Repeal of Legislation. In the event that the enabling
                ---------------------
legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act,
(S)1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

                                   ARTICLE XV

                                 MISCELLANEOUS

          15.1  Notices. All notices, requests and other communications
                -------
hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or a professional messenger service), or sent by telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

          IFG:

               Imperial Financial Group, Inc.
               1840 Century Park East 10th Floor
               Los Angeles, California 90067
               Attention: Robert M. Franko

          With copies to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue New York
               New York 10153-0119
               Attention: Michael Lubowitz, Esq.

               and

               Allen, Matkins, Leck, Gamble & Mallory LLP
               1999 Avenue of the Stars, Suite 1800
               Los Angeles, California 90067-6050
               Attention:  Mark J. Kelson, Esq.

          Imperial Bancorp or the Bank:

               Imperial Bancorp
               9920 South La Cienega Boulevard
               Inglewood, California 90301
               Attention: Richard M. Baker, General Counsel

          With a copy to:

               Loeb & Loeb LLP
               1000 Wilshire Boulevard
               Suite 1800
               Los Angeles, California 90017
               Attention: Robert S. Barry, Jr., Esq.

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgment or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three business days thereafter, Either party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

          15.2  Further Assurances. Each of the parties shall use its reasonable
                ------------------
and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

          15.3  Attorneys' Fees. If either party shall bring an action against
                ---------------
the other by reason of any alleged breach of any covenant, provision or condition hereof, the unsuccessful party shall pay to the prevailing party all attorneys' fees and costs incurred by the prevailing party, in addition to any other relief to which it may be entitled.

          15.4  Modifications and Amendments; Waivers and Consents. At any time
                --------------------------------------------------
prior to the Closing Date the parties may, by written agreement:

                (a) amend this Agreement or extend the time for the performance of any of the obligations or other acts of the other party hereto;

                (b) waive any inaccuracies in the representations and warranties made by the other party contained in this Agreement or any other agreement or document delivered pursuant to this Agreement; and

                (c) waive compliance with any of the covenants or agreements of the other party contained in this Agreement. However, no such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits a waiver or consent by or on behalf of any party hereto, such waiver or consent shall be given in writing.

          15.5  Entire Agreement. This Agreement (including the exhibits hereto
                ----------------
and the portions of the Information Statement and Form 10 referred to by this Agreement) and the agreements, documents and instruments to be executed and delivered pursuant hereto or thereto (including the Bank Documents and the Transferee Documents) are intended to embody the final, complete and exclusive agreement among the parties with respect to the transfer of the Contributed Assets and related transactions; are intended to supersede all prior agreements, understandings and representations written or oral, with respect thereto; and may not be contradicted by evidence of any such prior or contemporaneous agreement, understanding or representation, whether written or oral.

          15.6  Governing Law and Venue. This Agreement is to be governed by and
                -----------------------
construed in accordance with the laws of the state of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Each party hereby agrees that any such court shall have in personam jurisdiction over it, consents to service of process in any manner prescribed in Section 15.1 or in any other manner authorized by California law, and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner specified by law.

          15.7  Binding Effect. This Agreement and the rights, covenants,
                ---------------
conditions and obligations of the respective parties hereto and any instrument or agreement executed pursuant hereto shall be binding upon the parties and their respective successors, assigns and legal representatives.

          15.8  Counterparts. This Agreement may be executed simultaneously in
                ------------
any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart.

          15.9  Section Headings. The section headings of this Agreement are for
                ----------------
convenience of reference only and shall not be deemed to alter or affect any provision hereof.

          15.10  Gender; Tense, Etc. Where the context or construction requires,
                 ------------------
all words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense, and vice versa.

          15.11  Severability. In the event that any provision or any part of
                 ------------
any provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. However, the remaining provisions of this Agreement shall continue in full force and effect, and to the extent required, shall be modified to preserve their validity.

          15.12  No Third-Party Rights. Nothing in this Agreement, whether
                 ---------------------
express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons or entities other than the parties hereto and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons or entities to any party to this Agreement, nor shall any provision give any third persons or entities any right of subrogation or action against any party to this Agreement.

          15.13  Ambiguities. The parties acknowledge that each party and its
                 -----------
counsel has materially participated in the drafting of this Agreement and consequently the rule of contract interpretation that ambiguities, if any, in the writing be construed against the drafter, shall not apply.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    IFG
                                    Imperial Financial Group, Inc.,
                                    a Delaware corporation


                                    By:___________________________
                                       Name:
                                       Title:

                                    CROWN
                                    Crown American Bank,
                                    a California industrial loan corporation


                                    By:___________________________
                                       Name:
                                       Title:

                                    THE BANK

                                    Imperial Bank,
                                    a California banking corporation


                                    By:___________________________
                                       Name:
                                       Title:

                                    IMPERIAL BANCORP

                                    Imperial Bancorp,
                                    a California corporation


                                    By:___________________________
                                       Name:
                                       Title:

                                   EXHIBIT A
                                   ---------

                                 IFG EMPLOYEES

                                   EXHIBIT B
                                   ---------

                             LHO DIVISION CONTRACTS

                                   EXHIBIT C
                                   ---------

                   SBA DIVISION CONTRACTS AND MATERIAL ASSETS

                                   EXHIBIT D
                                   ---------

                               LOANS NOT ASSUMED

                                   EXHIBIT E
                                   ---------

                                   LITIGATION